Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Silver Spike Investment Corp. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-K for the transition period from April 1, 2022 through December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-K for the transition period from April 1, 2022 through December 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023	By:	/s/ Umesh Mahajan
Umesh Mahajan
Chief Financial Officer
(Principal Financial Officer)